                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report: January 26, 1999
                                       ----------------



                    PLATINUM technology International, inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-19058                  36-3509662
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


1815 South Meyers Road, Oakbrook, Illinois                          60181
------------------------------------------                          -----
 (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (630) 620-5000
                                                   --------------
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Item 5. Other Events.

On January 14, 1999, the Registrant issued the press release attached as Exhibit
99.1 to announce its preliminary unaudited results of operations for the quarter ended December 31, 1998. The information contained in the press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma
        Financial Information and Exhibits.

     (c)  Exhibits

          99.1   Press Release dated January 14, 1999


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PLATINUM technology International, inc.


Dated: January 26, 1999           By: /s/ Larry S. Freedman
                                      ------------------------------------------
                                      Larry S. Freedman
                                      Senior Vice President and General Counsel


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                                 EXHIBIT INDEX
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
Exhibit No.                   Exhibit
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
99.1           Press Release dated January 14, 1999





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